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                                                                   EXHIBIT 10.37

                                      NOTE

$60,000.00                                              Pinellas County, Florida
                                                               December 30, 1994

         FOR VALUE RECEIVED, the undersigned, NATIONAL FLOOD CERTIFICATION SERVICES, INC., a Florida corporation (the "Borrower") promises to pay to the order of FIRST OF AMERICAN BANK-FLORIDA F.S.B., a federal savings bank (the "Lender") the principal sum of SIXTY THOUSAND AND NO/100 DOLLARS ($60,000.00), together with interest on the principal balance remaining unpaid from time to time at the rate set forth below.

         Term. The term of this Note is from the date of this Note through and including the date that is exactly sixty (60) months following the date of this Note (the "Term"). The last day of the Term will be sometimes referred to below as the "Maturity Date".

         Interest. The principal balance remaining unpaid from time to time shall bear interest from the date of this Note through and including the date that all indebtedness evidenced hereby is paid in full at the rates per annum equal to Lender's Base Lending Rate (the "Lending Rate") announced or published by Lender from time to time, to be adjusted daily as and when the Lending Rate is adjusted. In the event the Lender shall cease or fail to announce or publish a Lending Rate, regardless of the reason therefor, then the Lender may utilize the Lending Rate announced or published by any other nationally known financial institution for purposes of determination of the interest rate for the remainder of the Term. In the event that all nationally known financial institutions shall cease or fail to announce or publish a Lending Rate, regardless of the reason therefor, then the Lender shall select a comparable national index, and if no comparable national index is available, then Lender shall establish the interest rate for the remainder of the loan Term.

         Lending Rate. The term "Lending Rate" shall mean the annual rate of interest announced from time to time by the Lender. The Lending Rate is a reference rate for the information and use of the Lender in establishing the actual rates to be charged its borrowers. It is not intended to and does not represent the best or lowest rate of interest available to any borrower or class of borrowers.

         Manner of Calculation. Interest shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest will be charged on the principal balance of the loan that remains outstanding from time to time.

                                                  Signed for Identification


                                                  By: Edwin C. Hussemann
                                                     ----------------------
                                                  The Treasurer of Borrower




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         Interest Limitation. Notwithstanding any other provision of this Note or of any instrument securing this Note or any other instrument executed in connection with the loan evidenced hereby, it is expressly agreed that the amounts payable under this Note or under the other aforesaid instruments for the payment of interest or any other payment in the nature of or which would be considered as interest or other charge for the use or loan of money shall not exceed the highest rate allowed by law, from time to time, to be charged by Lender. In the event the provisions of this Note or of any instruments referred to in this paragraph, regarding the payment of interest or other payments in the nature of or which would be considered as interest or other charge for the use or loan of money operate to produce a rate that exceeds such limitation, then the excess over such limitation will not be payable and the amount otherwise agreed to have been paid shall be reduced by the excess so that such limitation will not be exceeded, and if any payment actually made shall result in such limitation being exceeded, the amount of the excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be refunded.

         Payments. Principal plus interest shall be due and payable and shall be paid at 2100 66th Street North, St. Petersburg, Florida 33710, or at such other place as the Lender may designate from time to time, as follows:

         (a) Monthly Payments. Principal shall be due and payable and shall be paid in equal monthly installments of principal in the amount of ONE THOUSAND AND NO/1OO DOLLARS ($1,000.00) each, together with all accrued interest thereon, commencing exactly one (1) month from the date hereof, and on the same day of each succeeding month thereafter through and including the same day of the month next preceding the Maturity Date.

         (b) Maturity Date. On the Maturity Date, all indebtedness evidenced hereby (whether unpaid principal, accrued interest or otherwise) that remains unpaid shall be due and payable and shall be paid.

Each installment of principal plus interest under subparagraph (a) above shall be credited first on account of any costs of collection, then on account of accrued interest and then in reduction of said unpaid principal.

         Late Charge. Any installment not received within fifteen (15) days when due shall be subject to, and it is agreed that the Lender shall collect thereon and therewith a "late charge" in the amount of five percent (5%) of the payment upon each such delinquent installment. Said "late charge" shall be immediately due and payable and shall be paid by the Borrower without notice or demand of the holder hereof.


                                                  Signed for Identification


                                                  By: Edwin C. Hussemann
                                                     ----------------------
                                                  The Treasurer of Borrower

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         Payment. Borrower shall have the option of prepaying all or any part of the principal of this Note at any time during the term of this Note, without notice, premium or penalty for the privilege of such prepayment. The Lender may require that any partial prepayments be made on the date payments are due. Any partial prepayments shall not postpone the due date of any subsequent monthly installments or change the amount of such installments, unless the Lender shall otherwise agree in writing. In the event of any full prepayment, all accrued interest and other charges evidenced by this Note and the instruments of security for this Note shall be paid at the same time as such full principal prepayments.

         Consent and Waiver. Each Obligor (which term shall mean and include the Borrower, each endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby), does hereby, jointly and severally: (a) consent to any forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Lender to secure payment of this Note and to the subordination of the lien of the mortgage and any other instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice or consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Lender's rights and remedies hereunder or to the enforcement hereof and that the Lender may extend or postpone the time and manner of payment and performance of this Note and any instrument securing this Note, may grant forbearances and may release, wholly or partially, any security held by the Lender as security for this Note and release, partially or wholly, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; and (c) waive notice of acceptance of this Note, notice of the occurrence of any default hereunder or under any instrument securing this Note and presentment, demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Lender in connection with this Note or any instrument securing this Note and waives all requirements necessary to hold that party to the liability of that party.

         Cross Default. A default under this Note shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security therefor in which an Obligor is liable and of which the Lender is the holder, including without limitation, (i) that certain Note executed on even date hereof by BANKERS INSURANCE GROUP, INC., a Florida corporation, in favor of Lender in the original principal amount of $270,000.00 (the "Bankers Note"); (ii) that certain Note executed on even date hereof by SOUTHERN RENTAL & LEASING CORPORATION, a Florida corporation, in favor of Lender in the original principal amount of $300,000.00 (the "Southern Note"); and (iii) that certain Note executed on even date

                                                  Signed for Identification


                                                  By: Edwin C. Hussemann
                                                     ----------------------
                                                  The Treasurer of Borrower

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hereof by BANKERS DATA CENTER, INC., a Florida corporation, in favor of Lender in the original principal amount of $200,000.00 (the "Data Note") (the Bankers Note, the Southern Note and the Data Note will be sometimes collectively referred to below as the "Other Notes"). A default under any of the Other Notes or any of the instruments of security therefor, which is not cured within the applicable curative period set forth in such instruments shall constitute a default under this Note and all instruments of security therefor.

         Lien. The Lender is hereby granted a lien upon and a security interest in all property of each Obligor now or at any time hereafter in the possession of the Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit account as security for the payment of this Note, and the Lender is hereby authorized upon default to apply, on or after maturity (whether by acceleration or otherwise) to the payment of this debt any such funds or property in possession of the Lender belonging to each Obligor, in such order of application as Lender may from time to time elect, without advance notice.

         Events of Default. The happening of any of the following events shall constitute a default hereunder: (a) failure of any Obligor to pay any principal, interest or any other sums required hereunder when due under this Note or the Other Notes; or (b) a default shall occur in any instrument securing this Note or in any other instrument executed in connection with the Loan evidenced hereby, which is not cured within the applicable curative period set forth in such instruments.

         Acceleration. If a monetary default shall occur hereunder (the default specified in (a) next above) which is not cured within thirty (30) days, or if a nonmonetary default shall occur hereunder (the default specified in (b) next above) and remains uncured for thirty (30) days or more following provision of written notice to Borrower from Lender specifying with particularity such event of nonmonetary default (or, if such nonmonetary default cannot be reasonably cured within the thirty (30) day period, if Borrower does not commence to cure such nonmonetary default within such thirty (30) day period or thereafter fails to diligently and continuously proceed to cure such nonmonetary default), then at the option of the Lender, the entire principal sum then remaining unpaid and accrued interest shall immediately become due and payable without notice or demand, and said principal shall bear interest from such date at the highest legal rate permitted by law, from time to time, to be charged by Lender; it being agreed that interest not paid when due shall, at the option of the Lender, draw interest at the rate provided for in this paragraph. Failure to exercise the above options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Attorneys' Fees. All parties liable for the payment of this Note agree to pay the lender reasonable attorneys' fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due


                                                  Signed for Identification


                                                  By: Edwin C. Hussemann
                                                     ----------------------
                                                  The Treasurer of Borrower

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hereunder, or to protect the security, if any, or enforce the performance of any other agreement contained in this Note or in any instrument of security executed in connection with this loan, including costs and attorneys' fees on any appeal, or in any proceedings under the National Bankruptcy Code or in any post judgment proceedings.

         Set Off. The Obligors shall have no right of set off against the Lender under this Note or under any instruments securing this Note or executed in connection with the loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to each or any Obligor, whether or not due. Provided however, in the event the Federal Deposit Insurance Corporation shall assume control of the Lender and seize any deposits of any Obligor, the amounts seized shall reduce the indebtedness of the Borrower under this Note.

         Waiver of Jury Trial. Borrower hereby voluntarily and irrevocably waives the right to a trial by jury in connection with any litigation, action or cause of action arising out of or by virtue of: (i) this instrument; or (ii) any other agreement or document executed or contemplated to be in connection with the loan evidenced or secured hereby, or incident hereto (the "Loan"); or (iii) any course of conduct, course of dealing, representation, statement or other action of any party in connection with the Loan. The parties to the Loan have discussed this waiver, have agreed that it is an essential and material part of their agreement concerning the Loan, and that no officer or representative of Lender has the authority to modify, orally or in writing, the terms of this paragraph. This agreement shall be binding on the Borrower, and, if applicable, on all Obligors as defined herein, and constitutes a material inducement for Lender entering into the Loan transaction.

         Borrower. The Borrower warrants and represents to Lender that it is a corporation, duly formed, presently existing under the laws of the State of Florida, and that the individual executing this Note below is fully authorized to do so on behalf of the Borrower, so as to fully and legally bind the Borrower to the terms and provisions of this Note.

         Florida Law. This Note is executed under seal and constitutes a contract under the laws of the State of Florida, and shall be enforceable in a Court of competent jurisdiction in that State, regardless of in which State this
Note is being executed.

         Headings. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

         Documentary Stamps. Documentary stamps in the amount required by Florida law have been purchased and affixed to this Note.

                                                  Signed for Identification



                                                  By: Edwin C. Hussemann
                                                     ----------------------
                                                  The Treasurer of Borrower

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     Identification.  This Note consists of six (6) pages, all but the last of which have been signed only for identification by the Treasurer of the Borrower.

     THE UNDERSIGNED ACKNOWLEDGE THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.


Signed, sealed and delivered               NATIONAL FLOOD CERTIFICATION
in the presence of:                        SERVICES, INC., a Florida corporation



/s/  A. M. Dahlquist                       By:  /s/ Edwin C. Hussemann
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
A. M. DAHLQUIST                               EDWIN C. HUSSEMANN
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED                          NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


/s/  Nancy C. Haire                           Its Treasurer
---------------------------
SIGNATURE
NANCY C. HAIRE
---------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to Borrower



STATE OF FLORIDA         )
COUNTY OF PINELLAS       )


     The foregoing instrument was acknowledged before me this 29 day of December, 1994, by EDWIN C. HUSSEMANN, the Treasurer of NATIONAL FLOOD CERTIFICATION SERVICES, INC., a Florida corporation, on behalf of the corporation.



Personally Known   X      OR Produced Identification
                 --------
Type of Identification Provided
                                -------------------------



                                                /s/  Nancy C. Haire
                                                -------------------------
                                                SIGNATURE
                                                NANCY C. HAIRE
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              (NOTARY PUBLIC)

My Commission Expires: 3/25/96






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